AMERICAN LEGACY LIFE

LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Ind. 46801
(800) 348-0851
The flexible premium variable life insurance policy (policy) offered by Lincoln National Life Insurance Co. (Lincoln Life) and described in this prospectus is designed to provide life insurance protection. A policy may be issued only to persons age 80 or younger and only for an initial premium of $10,000 or more. The owner may pay a single premium, or subject to certain restrictions, vary the frequency and amount of premium payments. The level of life insurance bene-fits payable under the policy may also be increased or decreased subject to certain restrictions.

An owner may allocate amounts to Lincoln National Flexible Premium Variable Life Account F (Separate Account). Amounts allocated to the Separate Account may be invested in the American Variable Insurance Series, which has nine funds available:

 . Global Growth Fund
 . Growth Fund
 . International Fund
 . Growth-Income Fund
 . Asset Allocation Fund
 . High-Yield Bond Fund
 . Bond Fund
 . U.S. Government/AAA-Rated Securities Fund
 . Cash Management Fund

The amount of the death benefit may, and the policy value will, reflect the in-vestment experience of the chosen subaccounts of the Separate Account and in-terest credited to the policy on loans held in the General Account, as well as the frequency and amount of premiums, and the charges assessed in connection with the policy. As long as the policy remains in force, the death benefit will not be less than the current specified amount of the policy. The policy will remain in force so long as net cash surrender value is sufficient to pay the monthly deductions imposed in connection with the policy. The owner bears the entire investment risk for all amounts allocated to the Separate Account; no minimum policy value or net cash surrender value is guaranteed.

The purchase and ownership of the policy involves various charges which are ex-plained under the heading Charges and deductions on page 6.

It may not be advantageous to purchase a policy: (1) as a replacement for an-other type of life insurance; or,
(2) to obtain additional insurance protection if the purchaser already owns an-other flexible premium variable life insurance policy.

The policy is or may be a Modified Endowment Contract. A life insurance policy becomes a Modified Endowment Contract if the premiums paid for the policy ex-ceed certain limits referred to as the 7-pay limitation. Because the issue pre-mium normally exceeds the 7-pay limitation, the policy will likely be a Modi-fied Endowment Contract unless it is purchased with cash values transferred from a pre-existing life insurance policy which is not a Modified Endowment Contract and the transfer meets the requirements for a tax-free exchange. The taxation of loans from, or surrenders of, a Modified Endowment Contract is gen-erally less favorable than applies to such distributions from a life insurance policy that is not a Modified Endowment Contract. In particular, loans or sur-renders made from a Modified Endowment Contract are normally reportable income to the extent of any gain in the policy and such income will also be subject to an additional 10% income tax if the loan is taken before the owner attains age 59 1/2.

This prospectus is valid only if accompanied or preceded by a prospectus for American Variable Insurance Series.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE REGULATORY AGENCY, NOR HAS THE COMMISSION, OR ANY STATE REGULATORY AGENCY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully and retain it for future reference.

The date of this prospectus is April 30, 1997.

TABLE OF CONTENTS

                                                   Page
-------------------------------------------------------
SUMMARY OF THE POLICY                                1
-------------------------------------------------------
LINCOLN LIFE AND THE SEPARATE ACCOUNT
Lincoln Life                                         3
The Separate Account                                 3
The investment advisor                               3
Addition, deletion or substitution of investments    3
-------------------------------------------------------
THE POLICY
Requirements for issuance of a policy                4
Units and unit values                                4
Premium payment and allocation of premiums           5
Dollar cost averaging program                        6
Effective date                                       6
Right to examine policy                              6
Policy termination                                   6
-------------------------------------------------------
CHARGES AND DEDUCTIONS
Surrender charges                                    6
Cost of insurance charges                            7
Charges against the Separate Account                 7
Reduction of charges                                 8
-------------------------------------------------------
POLICY BENEFITS
Death benefit                                        8
Guaranteed death benefit                             9
Policy changes                                       9
Policy value                                        10
Transfer between subaccounts                        10
Loans                                               11
Policy lapse and reinstatement                      11
Surrender of the policy                             11
Proceeds and payment options                        12

--------------------------------------------------------------------------------

                                                Page
----------------------------------------------------
GENERAL PROVISIONS
The contract                                     12
Suicide                                          12
Representations and contestability               12
Incorrect age or sex                             13
Change of owner or beneficiary                   13
Assignment                                       13
Reports and records                              13
Projection of benefits and values                13
Postponement of payments                         13
Accelerated Benefit Election Rider               13
----------------------------------------------------
DISTRIBUTION OF THE POLICY                       14
----------------------------------------------------
FEDERAL TAX MATTERS
Tax status of the policy                         14
Tax treatment of policy benefits                 15
Taxation of the Separate Account                 16
----------------------------------------------------
VOTING RIGHTS                                    16
----------------------------------------------------
STATE REGULATION OF LINCOLN LIFE
AND THE SEPARATE ACCOUNT                         17
----------------------------------------------------
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS     17
----------------------------------------------------
LEGAL PROCEEDINGS                                17
----------------------------------------------------
EXPERTS                                          17
----------------------------------------------------
ADDITIONAL INFORMATION                           18
----------------------------------------------------
APPENDIX A: Executive Officers & Directors
           of Lincoln National Life
           Insurance Co.                         19
----------------------------------------------------
APPENDIX B: Illustrations of policy values       24
----------------------------------------------------
APPENDIX C: Definitions for Separate Account F   31
----------------------------------------------------
FINANCIAL STATEMENTS                             34

SUMMARY OF THE POLICY

The following summary is intended to give you a brief explanation of the most important features of your policy. The summary is not comprehensive and is en-tirely qualified by more specific information contained elsewhere in this pro-spectus. Throughout this prospectus, in order to make the following documents more understandable, we have italicized the special terms.

WHAT TYPE OF POLICY AM I PURCHASING?
Your policy is a flexible premium variable life insurance policy whose primary purpose is to provide life insurance protection on the insured. As long as your policy remains in force, the policy will provide for: (1) the payment of a death benefit to a beneficiary upon the insured's death; (2) policy loan privileges and surrender privileges; and (3) the payment of the net cash sur-render value to the owner, if living, on the maturity date.

HOW DOES THE LIFE INSURANCE
PROTECTION WORK?
The policy provides for the payment of benefits upon the death of the insured. So long as your policy remains in force, the minimum death benefit payable will be the current specified amount, reduced by any outstanding loan and any due and unpaid charges. Under certain conditions, a guaranteed death benefit on the life of the insured in an amount equal to the sum of all premiums paid will be provided until the maturity date despite the lapse of the policy.

You also have flexibility to adjust the death benefit prior to the maturity date by increasing or decreasing the specified amount of the policy. During the first two policy years, the insured may apply for an increase equal to the lesser of 10% of the original specified amount or $25,000, without evidence of insurability.

HOW ARE THE PREMIUMS FLEXIBLE?
The owner may choose to pay a single premium or may have flexibility concern-ing the amount and frequency of premium payments. An issue premium approxi-mately equal to 80% of the federal maximum premium limitation (as defined in Section 7702 of the Internal Revenue Code of 1986, as amended) is required to issue the policy. An owner who has not paid the federal maximum premium limi-tation may, subject to certain restrictions, make premium payments at any time and in any amount and at any frequency.

WHAT MAKES MY POLICY VARIABLE?
Your policy is described as variable because the death benefit and the policy value can vary with the investment performance of amounts you have allocated to the subaccounts you have selected. While you bear the entire investment risk on such amounts, you also enjoy the opportunity to obtain market rates of return on those amounts.

WHAT FUNDS ARE AVAILABLE TO SELECT?
You have the option to allocate amounts to one or more subaccounts of the Sep-arate Account. Currently the American Variable Insurance Series consists of nine funds available for investment by the subaccounts:

The Global Growth Fund seeks long-term growth of capital by investing primar-ily in common stocks or securities with common stock characteristics of is-suers domiciled around the world. [PLEASE NOTE: AS OF THE DATE OF THIS PRO-SPECTUS, THE GLOBAL GROWTH FUND IS NOT YET AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR INVESTMENT DEALER FOR MORE INFORMATION ABOUT THE GLOBAL GROWTH FUND'S AVAILABILITY.]

The Growth Fund seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stock, which demonstrate the potential for appreciation.

The International Fund seeks long term growth of capital by investing primar-ily in securities of issuers domiciled outside the United States.

The Growth-Income Fund seeks high growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The Asset Allocation Fund seeks high total return (including income and capi-tal gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

The High-Yield Bond Fund seeks high current income and secondarily seeks capi-tal appreciation by investing primarily in intermediate and long term corpo-rate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE IN-VESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS. FOR FURTHER INFORMATION ON THE RISKS ASSOCIATED WITH SUCH SECURITIES, PLEASE REFER TO THE PROSPECTUS FOR THE AMERICAN VARIABLE INSURANCE SERIES, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS AND WHICH SHOULD BE READ CAREFULLY.

The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income secu-rities.

The U.S. Government/AAA-Rated Securities Fund seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the United States Government and other debt securities rated AAA or Aaa.

The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

HOW ARE PREMIUMS PROCESSED?
You determine in the application what portions of net premiums are to be allo-cated to the various subaccounts of the Separate Account. Prior to the record date, net premiums are automatically allocated to the Cash Management Fund. Af-ter the record date, the policy value and all subsequent net premiums will au-tomatically be invested in the subaccounts of the Separate Account in accord with your instructions in the application. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the subaccounts of the Separate Account.

WHEN DOES MY POLICY TERMINATE?
Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to insufficient net cash surrender value, payment of the death benefit, or maturity. During the free look period, you may return the policy for a refund of all premiums paid. Anytime after the free look period, you may surrender the policy and receive its net cash surrender value. In addition to these rights, during the first 24 policy months, the owner may exchange this policy for a policy of fixed-benefit insurance on the insured's life under any compatible flexible premium adjustable life policy of-fered by us.

DO I HAVE ACCESS TO THE POLICY VALUES?
You may access the net cash surrender value through loans. You may borrow the net cash surrender value at any time. Loans decrease both the death benefit and future policy values and may have federal income tax consequences.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?
SURRENDER CHARGE. During the first 10 years of the policy, a contingent de-ferred sales charge, called the surrender charge, will be deducted from your policy value upon lapse or voluntary surrender as compensation for distribution expenses we incur in the sales process. These distribution expenses include sales commissions, the cost of printing, the prospectus and sales literature, and any advertising costs. The initial surrender charge is calculated as 9% of total premiums paid in the first policy year. Lower sales charges will result if payment of premium in excess of the issue premium (but subject to federal maximum premium limitations) is deferred until after the first policy year. The surrender charge will not exceed $56 per $1000 of specified amount. The surren-der charge will equal the amounts shown below.

                                                     Percent of total premiums
During policy year                                   paid in first policy year
------------------------------------------------------------------------------
 1                                                   9.0%
 2                                                   8.5%
 3                                                   8.0%
 4                                                   7.0%
 5                                                   6.0%
 6                                                   5.0%
 7                                                   4.0%
 8                                                   3.0%
 9                                                   2.0%
10                                                   1.0%

COST OF INSURANCE CHARGE. The policy value will be reduced on each monthly an-niversary by the cost of insurance charge. See page 7 for more detailed infor-mation.

CHARGES AGAINST THE SEPARATE ACCOUNT. A daily mortality and expense risk charge equivalent to an annual rate of .85% of the daily net assets of the Separate Account is imposed for the first ten years. In subsequent years, this charge is reduced to an annual rate of .75%. In addition, a daily administrative charge equal to an annual rate of .30% of the daily net assets of the Separate Account is imposed for the first ten years; in subsequent years, this charge is reduced to .10%. Finally, a daily charge equivalent to an annual rate of .10% of the daily net assets of the Separate Account is imposed for the first ten years for the assumption of the guaranteed death benefit risk.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the company reserves the right to make deductions from the policy to pay those tax-es.

In addition, because the Separate Account purchases shares of the funds in-volved, the value of the net assets of these subaccounts of the Separate Ac-count will reflect the fees of the Investment Advisor and other miscellaneous expenses incurred by those funds. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .41% to .75%. See page 7 for more detailed information.

HOW IS MY POLICY AND ITS BENEFITS TAXED?
The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters" on pages 14-16. You should note in particular that the taxation of loans and surrenders of a life insur-ance policy that becomes a Modified Endowment Contract is generally less favor-able than applies to such distributions from a life insurance policy that is not a Modified Endowment Contract. Your policy will be a Modified En-dowment Contract if the premiums you pay exceed certain limits referred to as the 7-pay limitation (see pages 15-16). Because the issue premium normally ex-ceeds the 7-pay limitation, your policy will likely be a Modified Endowment Contract unless you purchase the policy with cash values transferred from a pre-existing life insurance policy which is not a Modified Endowment Contract and the transfer meets the requirements for a tax-free exchange. You should note, in particular, that loans or surrenders made from a Modified Endowment Contract are normally reportable income to the extent of any gain in the pol-icy and such income will also be subject to an additional 10% income tax if the loan is taken before you attain age 59 1/2. A qualified tax advisor should be able to help you determine the tax status of your policy.

LINCOLN LIFE AND THE SEPARATE ACCOUNT

LINCOLN LIFE
Lincoln National Life Insurance Co. is a stock life insurance company incorpo-rated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering individual life insurance policies and annuity contracts, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Common-wealth of the Northern Mariana Islands.

Lincoln Life is wholly owned by Lincoln National Corp., a publicly held insur-ance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The Principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through subsidiaries, Lin-coln National Corp. engages primarily in the issuance of health-life insurance and annuities, property-casualty insurance, and other financial services.

THE SEPARATE ACCOUNT
Lincoln National Flexible Premium Variable Life Account F (Separate Account) was established by Lincoln Life as a separate account on May 29, 1987. Al-though the assets of the Separate Account are the property of Lincoln Life, the laws of Indiana under which the Separate Account was established provide that the assets in the Separate Account attributable to the policies are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. The assets of the Separate Account shall, however, be avail-able to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies supported by it. The assets of the Separate Account will be val-ued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open. The New York Stock Ex-change is currently closed on the following holidays: New Year's Day, Presi-dents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiv-ing Day, and Christmas Day.

The Separate Account has been registered as an investment company under the Investment Company Act of 1940 and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment prac-tices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into nine subaccounts. Each subaccount invests exclusively in shares of one of the funds comprising the American Variable In-surance Series: the Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Lincoln Life may conduct. The funds are also invested in by variable annuity contract holders. For an explanation of the risk involved with such mixed and/or shared funding, see the prospectus for the underlying funds.

There is no assurance that any fund of the American Variable Insurance Series will achieve its stated investment objective. For a complete description of the American Variable Insurance Series, please refer to the prospectus for the series which must accompany or precede this prospectus and which should be read carefully.

THE INVESTMENT ADVISOR
Capital Research and Management Co., an investment management organization founded in 1931, is the investment advisor to the series and other mutual funds, including those in The American Funds Group. Capital Research and Man-agement Co. is located at 333 South Hope Street, Los Angeles, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92621. Capital Research and Management is registered with the Securities and Exchange Commission as an in-vestment adviser.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life does not control the investment advisor and therefore cannot guarantee that the American Vari-able Insurance Series or any particular funds will be available for investment by the subaccounts. Lincoln Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life reserves the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Ac-count without notice and prior to approval of the Securities and Exchange Com-mission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund or in shares of another investment company, with a specified investment objec-tive. New subaccounts may be established when, at the sole discretion of Lin-coln Life, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing policyowners on a basis to be de-termined by Lincoln Life. Lincoln Life may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment condi-tions warrant.

In the event of any such substitution or change, Lincoln Life may by appropri-ate endorsement make such changes in the policy as may be necessary or appro-priate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY
Individuals wishing to purchase a policy must send a completed application to Lincoln Life, 1300 South Clinton Street, Fort Wayne, Ind. 46802. The minimum acceptable premium is $10,000. A policy will generally be issued only to insureds 80 years of age or under who supply satisfactory evidence of insur-ability sufficient to Lincoln Life. Acceptance is subject to Lincoln Life's un-derwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supple-mental application. Approval of the additional insurance will be subject to ev-idence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES
The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valua-tion date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount; the number of units purchased is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from subaccount (due to loans and loan interest charges, surrenders and surrender charges, transfers of values out of a subaccount, income tax deductions (if any), or cost of insurance charges), units are redeemed from that subaccount; the number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges, administrative charges and guaranteed death benefit risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

As discussed under Charges against the Separate Account, on page 7, there is a reduction in daily asset charges applicable to policies that have been in ex-istence for more than ten years. To reflect that reduction, the preceding para-graphs are applied by considering such policies to be funded through separate subaccounts, the interests in which are reflected in a separately computed and maintained series of units and unit values. The net investment results applica-ble to those units will be higher because of the reduction in daily charges ap-plicable to them.

PREMIUM PAYMENT AND
ALLOCATION OF PREMIUMS
Subject to certain limitations, an owner has considerable flexibility in deter-mining the frequency and amount of premiums. The first year issue premium is the only premium payment required under the policy, although additional premi-ums may be necessary to keep the policy in force. Payment of the issue premium will not guarantee that the policy will remain in force. The amount of the first year issue premium is based on the insured's issue age and the specified amount of the policy and is approximately equal to 80% of the federal maximum premium limitation at issue, as described below. The owner must pay the issue premium in full on or before the record date and may pay as much as 100% of the federal maximum premium limitation at issue.

Any owner who has not chosen to pay the federal maximum premium limitation at issue will also define a planned periodic premium schedule that provides for payment of a level premium (which may be zero) at fixed intervals for a speci-fied period of time. The owner is not required to pay premiums in accord with this schedule. Furthermore, the owner has flexibility to alter the amount, fre-quency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums guarantee that the policy will remain in force. The policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deduc-tions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement, page 11.) Subject to the first year issue premium re-quirements and the maximum premium limitations established under section 7702 of the Internal Revenue Code 1986, as amended (the Code), an owner may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstand-ing loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations es-tablished for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by is-sue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Lincoln Life will only accept that por-tion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt and no further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract. A policy will become a Modified Endowment Contract if premiums paid into the policy exceed certain limits referred to as the 7-pay limitation. Be-cause the issue premium normally exceeds the 7-pay limitation, the policy will likely be a Modified Endowment Contract unless it has been purchased with cash values transferred from a pre-existing life insurance policy which is not a Modified Endowment Contract and the transfer meets the requirements for a tax-free exchange. The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters" on pages 14-
16. Of particular note is the fact that the taxation of loans and surrenders of a life insurance policy that becomes a Modified Endowment Contract is generally less favorable than applies to such distributions from a life insurance policy that is not a Modified Endowment Contract.

NET PREMIUMS. The net premium equals the premium paid.

ALLOCATION OF NET PREMIUMS. In the application for a policy, the owner can al-locate net premiums or portions thereof to the various subaccounts of the Sepa-rate Account. Notwithstanding the allocation in the application, all net premi-ums received prior to the record date will initially be allocated to the Cash Management Fund. Net premiums received prior to the record date will be cred-ited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Net premiums will continue to be allocated to the Cash Management Fund until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the Cash Management Fund will automatically be transferred to the subaccounts of the Separate Account in accord with the owner's percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with the owner's instructions in the application. The mini-mum percentage of each premium that may be allocated to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to Lincoln Life, unless the owner has made previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. Owners should periodically review their allocations of premiums and values in light of market conditions, interest rates, and over-all estate planning requirements.

DOLLAR COST AVERAGING PROGRAM
The owner may wish to make uniform monthly transfers from the Cash Management Fund to one or more of the subaccounts over a 12, 24 or 36-month period through the Dollar Cost Averaging (DCA) program. Under the program, the owner desig-nates the total amount of policy value ($5000 minimum) to be transferred from the Cash Management Fund to the chosen subaccounts in accord with the most re-cent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the Cash Management Fund has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

The theory of DCA is that transfers of uniform dollar amounts purchase a greater number of subaccount units when unit values are relatively low than are purchased when unit values are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to Lincoln Life.

EFFECTIVE DATE
For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the issue pre-mium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full issue premium is received or the date on which the policy is approved for issue by Lincoln Life.

For any increase, the effective date will be the first monthly anniversary day on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

RIGHT TO EXAMINE POLICY
The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part 1 of the application is completed, or ten days after the Notice of With-drawal Right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either Lincoln Life at its Home Office or to the registered agent who sold it.

POLICY TERMINATION
All coverage under the policy will terminate when any one of the following oc-curs: 1) the grace period ends without payment of required premium, 2) the pol-icy is surrendered, 3) the insured dies, or 4) the policy matures. Under cer-tain defined conditions, Lincoln Life will continue until the maturity date a death benefit on the life of the insured in an amount equal to the premiums paid (See Guaranteed death benefit, page 9).

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

1. providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

2.  administering the policy;

3.  assuming certain risks in connection with the policy;

4.  incurring expenses in distributing the policy.

The nature and amount of these charges are described in the following.

SURRENDER CHARGES
Sales charges may be deducted in the form of contingent deferred surrender charges (referred to as the surrender charge) as compensation for distribution expenses incurred by Lincoln Life. These expenses include sales commissions, the cost of printing the prospectus and sales literature, and any advertising costs. Expressed as a percentage of premiums, the total sales charges imposed under the policy during the first twelve policy months will depend on the policy's specified amount, the insured's attained age, the insured's underwrit-ing class, and the amount of actual premium paid during that period, but in no event will sales charges exceed 9.0% of the total premium paid in the first policy year. The following table shows the surrender charge as percent of total premiums paid during the first policy year. Lower sales charges will result if payment of premium in excess of the issue premium (total premium must be less than the federal maximum premium limitation) is deferred until after the first policy year. The surrender charge will not exceed $56 per $1,000 of specified amount.

                                                     Percent of total premiums
During policy year                                   paid in first policy year
------------------------------------------------------------------------------
 1                                                   9.0%
 2                                                   8.5%
 3                                                   8.0%
 4                                                   7.0%
 5                                                   6.0%
 6                                                   5.0%
 7                                                   4.0%
 8                                                   3.0%
 9                                                   2.0%
10                                                   1.0%

The sales charge in any policy year is not necessarily related to actual dis-tribution expenses incurred in that year. Instead, Lincoln Life expects to in-cur the majority of distribution expenses in the first policy year and to re-cover any deficiency over the life of the policy from sales charges in subse-quent years.

COST OF INSURANCE CHARGES
On the policy date and on each monthly anniversary day following, cost of in-surance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the subaccounts. The cost of insurance charges may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, Lincoln Life will determine the monthly cost of insurance for the following month as equal to:

a.  the death benefit on the monthly anniversary day; divided by

b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

c. the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

d.  1,000; the result multiplied by

e.  the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age, and rate class of the person insured. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insur-ance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the l980 Commis-sioner's Standard Ordinary Mortality Table, Age Last Birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable ta-ble.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a standard rate class or rate classes in-volving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also di-vided into three categories: preferred plus, preferred and standard. Insureds who are preferred plus or preferred will generally incur a lower cost of in-surance than those insureds who are standard.

Lincoln Life also reserves the right to deduct from the policy value any amounts charged for federal or other Governmental income taxes that might re-sult from a change in the current tax laws. Current tax laws do not charge in-come taxes on the policy value.

CHARGES AGAINST THE SEPARATE ACCOUNT
Several charges are made directly or indirectly against the Separate Account and have the effect of reducing net investment results credited to the subaccounts.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds de-ducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge has the effect of reducing the investment re-sults credited to the subaccounts.

Because the Separate Account purchases shares of the funds involved, the value of the net assets of the subaccounts of the Separate Account will reflect not only the fees of the Investment Advisor, but also other miscellaneous expenses incurred by those funds. The asset management charges, miscellaneous expenses and total expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience where applicable, to be as fol-lows:

                              Asset                        Misc.
Fund                          Mgt. Charge*                 Expenses*                 Total*
-------------------------------------------------------------------------------------------
Global Growth**                   .69%                       .06%                     .75%
Growth                            .42%                       .02%                     .44%
International                     .61%                       .08%                     .69%
Growth-Income                     .39%                       .02%                     .41%
Asset Allocation                  .47%                       .02%                     .49%
High-Yield Bond                   .50%                       .03%                     .53%
Bond                              .51%                       .01%                     .52%
U.S. Gov't/AAA-Rated              .51%                       .02%                     .53%
Cash Management                   .45%                       .02%                     .47%

*Expressed as an annual percentage of each fund's average daily net assets. **New fund, with no prior fiscal year experience.

See the funds' prospectus for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. The daily rate charged is equal to an annual rate of .85% of the value of the net assets of the Separate Account for the first 10 policy years, and
 .75% for policy years thereafter. This deduction will not increase for the du-ration of the policy.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits will be payable. The expense risk assumed is that expenses incurred in issuing and ad-ministering the policies will be greater than estimated.

GUARANTEED DEATH BENEFIT CHARGE. For the first ten policy years Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a charge for the guaranteed death benefit. The daily rate charged is equal to an annual rate of .10% of the value of the net assets of the Separate Account. This charge compensates Lincoln Life for the risk that the combination of cost of insurance deductions and poor net investment results may reduce net cash surrender values to zero and require Lincoln Life to continue until the matu-rity date a death benefit on the life of the insured in an amount equal to the sum of premiums paid.

ADMINISTRATIVE CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as an administrative charge. The daily rate charged is equal to an annual rate of .30% of the value of the net assets of the Separate Account for the first ten policy years, and .10% for policy years thereafter. This charge compensates Lincoln Life for underwriting, issue, and other administrative expenses incurred in issuing and maintaining the policy in force. Although most of these expenses are incurred in the first policy year, the administrative charge is assessed over the life of the policy. This charge will not increase for the duration of the policy. Lincoln Life does not anticipate any profit resulting from this charge.

REDUCTION OF CHARGES
The surrender charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales or administrative expenses. In particular, the surrender charge will not be deducted on policies issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona- fide full-time employees of Lincoln National Corp. or The Capital Group, Inc. or their affiliated or managed companies (based on the owner's status at the time the policy was purchased). The amounts of any reductions will reflect the reduced sales and administrative expenses resulting from the special cir-cumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT
The initial death benefit is equal to the specified amount chosen by the own-er, subject to certain limitations. The minimum specified amount per $1,000 of premium results from paying the federal maximum premium limitation at issue. The maximum specified amount per $1,000 of premium results from paying only the required issue premium (approximately equal to 80% of the federal maximum premium limitation at issue) for that specified amount.

As long as the policy remains in force (see Policy lapse and reinstatement, page 11), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary. The proceeds may be paid in cash or under one or more of the payment options set forth in the pol-icy. (See Proceeds and payment options, page 12.) The death benefit proceeds payable will be increased by any unearned cost of insurance charge, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement, page 11.)

The death benefit is the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

* The specified percentages are shown in the table below:

Attained     Specified        Attained       Specified        Attained       Specified
age          percentage       age            percentage       age            percentage
---------------------------------------------------------------------------------------
40 OR
YOUNGER         250%          59                134%           91               104%
41              243           60                130            92               103
42              236           61                128            93               102
43              229           62                126            94               101
44              222           63                124            95 OR            100
45              215           64                122            OLDER
46              209           65                120
47              203           66                119
48              197           67                118
49              191           68                117
50              185           69                116
51              178           70                115
52              171           71                113
53              164           72                111
54              157           73                109
55              150           74                107
56              146           75                105
57              142           THROUGH
58              138           90

EXAMPLES. For this example, assume that the insured is under the age of 40 and that there is no outstanding policy loan. A policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death ben-efits. However, because the life insurance death benefit cannot be less than 250% (the applicable specified percentage) of policy value, any time the pol-icy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or ex-ceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be en-titled to a life insurance death benefit of $500,000 (250% x $200,000); a pol-icy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multi-plied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

The above example describes a scenario which includes favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the at-tained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

GUARANTEED DEATH BENEFIT
Lincoln Life expects that the issue premium will ordinarily be sufficient, when combined with the net investment results, to pay for all charges to the policy and thereby provide life insurance protection on the insured until age
99. In some situations, however, the combination of poor net investment re-sults and cost of insurance deductions could result in the net cash surrender value being reduced to zero. In such situations, the owner may make additional premium payments into the policy, subject to federal limitations, sufficient to pay for cost of insurance deductions to keep the policy in force. Alterna-tively, provided that no outstanding loans exist on the policy, the owner may allow the policy to lapse and take advantage of the guaranteed death benefit described below. The presence of any outstanding policy loan voids the guaran-teed death benefit until the loan is repaid.

The guaranteed death benefit provides that Lincoln Life will continue until the maturity date a death benefit on the life of the insured in an amount equal to the sum of premiums paid into the policy, provided no outstanding policy loans exist and provided the policy entered the grace period due to in-sufficient net cash surrender value and the grace period has expired. No cash value will be available to the owner of the lapsed policy. Lincoln Life will provide the death benefit until the insured reaches the attained age of 99, when all coverage will terminate.

POLICY CHANGES
EXCHANGES OF POLICY. Before the second anniversary the policy may be exchanged for a new policy of fixed benefit insurance on the insured's life. The new policy will be any compatible Flexible Premium Adjustable Life policy offered by Lincoln Life, subject to any conditions normally applicable to the new pol-icy. It will have the same policy date and be issued at the same rating class and issue age as this policy. No evidence of insurability will be required. The net cash surrender value of the new policy will equal that of this policy on the date of exchange. The surrender charge of the new policy will equal that of this policy on the date of exchange. On the date of exchange, the death benefit of the new policy will equal the death benefit of this policy, or the net amount at risk on the new policy will equal the net amount at risk on this policy, at the owner's option. If the total premiums paid into this policy exceed the federal maximum premium limitation of the new policy, the death benefit of the new policy will be increased (without evidence of insur-ability) to the minimum death benefit which will allow compliance with that limitation.

The request for exchange of the policy must be in writing on a form suitable to Lincoln Life. This policy must be surrendered to Lincoln Life, and be at the Home Office while the policy is in force. The owner of the new policy must be the owner of this policy.

The date of exchange will be the first monthly anniversary day on or next fol-lowing the latest of the date the owner requests the change to be effective, the date that the request for exchange and the surrendered policy are received at the Home Office, or the date the cost of exchange or any other amount due is paid. The policy may also be exchanged after a material change in the in-vestment policy of any fund or series of a fund. In that event, a notice of the change of investment policy will be sent to the owner. Within 60 days af-ter receipt of the notice, or within 60 days after the effective date of the change, if later, the policy may be exchanged for a new policy of fixed-bene-fit insurance on the insured's life. The conditions for such exchange and the specifications for the new policy are the same as those for an exchange of policy before the second anniversary, as described above.

The exchange of the policy for a new policy may have federal tax implications. (See Federal tax matters, pages 14-16).

CHANGES IN AMOUNT OF INSURANCE COVERAGE. The owner may request to increase the specified amount anytime during the first two years or decrease the specified amount at any time. The specified amount may not be increased after the second anniversary of the policy. The request for such a change must be from the owner and in writing on a form suitable to Lincoln Life. Any request for an increase must be applied for on a supple-mental application during the first two policy years; other evidence of insur-ability will not be required for the increase. The total of all requested in-creases may not exceed the lesser of 10% of the initial specified amount or $25,000. Any increase will become effective on the first monthly anniversary day on or next following the date the application for the increase is ap-proved. All rights to return or exchange the policy will apply anew to the amount of the increase. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by Lincoln Life. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The speci-fied amount after any requested decrease may not be less than $10,000.

POLICY VALUE
The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deduc-tions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the cost of insurance for the first month.

On each monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

 d. Any net premiums received since the preceding day.

Minus the sum of the following:

 e. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 f. Any amount charged against the investment amount for federal or other gov-ernmental income taxes;

 g. The cost of insurance for the following month.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

 d. Any net premiums received since the preceding day.

Minus the sum of the following:

 e. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 f. Any amount charged against the investment amount for federal or other gov-ernmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, page 6.

GROSS INVESTMENT RESULTS. The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

NET INVESTMENT RESULTS. When the assets of the Separate Account are valued, the net investment results will equal the gross investment results minus the sum of the following:

 a. The mortality and expense risk charge;

 b. The guaranteed death benefit charge;

 c. The administrative charge; and

 d. The asset management charges and any miscellaneous fund expenses.

The charges listed above are explained further in Charges against the separate account, page 7.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regu-lations.

TRANSFER BETWEEN SUBACCOUNTS
Any time after the record date, the owner may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writ-ing on a form suitable to Lincoln Life. Transfers may be made by telephone re-quest only if the owner has previously authorized telephone transfer in writ-ing on a form suitable to Lincoln Life. Lincoln Life will follow reasonable procedures to determine that the telephone requester is authorized to request such transfer, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request in writing or by telephone is received at the Home Office of Lincoln Life. The minimum amount which may be transferred between subaccounts is $100. The maximum num-ber of transfers allowed in a policy year is twelve.

LOANS
At any time while the policy is in force the owner may make written request for a loan against the policy. A written loan agreement will be executed be-tween the owner and Lincoln Life. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at the Home Office of Lincoln Life. Payments may be postponed under certain circumstances. (See Postponement of payments, page 13.)

A loan taken from, or secured by, a policy may have federal income tax conse-quences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters, pages 14-16.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known ad-dress of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Pol-icy lapse and reinstatement, page 11.) In addition, the presence of any out-standing policy loan negates the guaranteed death benefit.

LOAN INTEREST. Interest on any loan will be payable annually in arrears at an annual rate of 6.0%. Any interest not paid when due will be added to the loan amount and will bear interest at the same policy loan rate.

DEDUCTION OF LOAN AND LOAN INTEREST. The amount of any loan or unpaid loan in-terest will be deducted from the investment amount and transferred to the Lin-coln Life General Account, where it will earn interest at the then currently declared annual rate, which may not be less than the annual rate of 4.0%. The current annual rate is 6.0%. The amount will remain a part of the policy val-ue, but will not be increased or decreased by investment results in the Sepa-rate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the invest-ment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death ben-efit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit. Ordinarily, the amount of any loan or unpaid loan interest will be deducted from the subaccounts in pro-portion to the values of the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to Lincoln Life.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the subaccount in accord with the most recent premium allocation. They may be al-located by some other method if the owner requests it, and if such method is acceptable to Lincoln Life. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

POLICY LAPSE AND REINSTATEMENT
Insurance coverage under the policy will be continued in force until the net cash surrender value is insufficient to cover the monthly deductions, except that the policy will not be continued beyond the maturity date. Lapse will only occur when the policy value less surrender charges and less outstanding policy loans is insufficient to cover the cost of insurance deductions and a grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders.

A grace period of 61 days will begin on the date Lincoln Life sends a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. Any net cash surrender value will be returned to the owner. If the insured dies during the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

A lapsed policy may be reinstated at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to Lincoln Life and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for rein-statement is approved.

SURRENDER OF THE POLICY
The owner may surrender the policy at any time during the lifetime of the in-sured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and minus any unpaid loan interest. The request must be made in writing on a form suitable to Lincoln Life. The request will be effective the date the request is received in the Home Office of Lincoln Life, or at a later date if so requested by the owner. Ordinari-ly, the surrender will be processed within seven days from the date the re-quest for surrender is received at the Home Office of Lincoln Life. The tax treatment of a surrendered policy is discussed under Federal tax matters, pages 14-16.

PROCEEDS AND PAYMENT OPTIONS
PROCEEDS. The amount payable under the policy on the maturity date, on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and minus any unpaid loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and inter-est credited thereon may be applied to any payment option available from Lin-coln Life at the time payment is to be made. Under certain conditions, payment options will only be available with the consent of Lincoln Life. Such condi-tions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, approval by Lincoln Life is needed before any proceeds can be applied to a payment option.

The owner may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provi-sion.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by Lincoln Life on the option date. Additional interest as determined by Lincoln Life may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is pro-vided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment con-tract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT
The entire contract consists of the policy plus the application and any sup-plemental application, plus any riders, plus any amendments. The policy is is-sued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on Lincoln Life only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in the profit or surplus earnings of Lincoln Life.

SUICIDE
If the insured commits suicide, while sane or insane, within two years from the policy date, the total liability of Lincoln Life under the policy will be the premiums paid, minus any policy loan, and minus any loan interest due.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance or reinstatement, our total liability with respect to such increase will be its cost of insurance and monthly charges.

REPRESENTATIONS AND CONTESTABILITY
All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. State-ments may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstate-ment, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX
If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be pur-chased by the most recent cost of insurance at the correct age and sex.

CHANGE OF OWNER OR BENEFICIARY
The owner of the policy is the owner identified in the application, or a suc-cessor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner. The request must be in writing on a form suitable to Lincoln Life. The change will be effective the day that the request is received in the Home Of-fice of Lincoln Life. Lincoln Life will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will re-ceive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to Lincoln Life. Lincoln Life reserves the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. Fur-thermore, if no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT
Any assignment of the policy will not be binding on Lincoln Life unless it is in writing on a form suitable to Lincoln Life and is received at the Home Of-fice. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assign-ment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS
Lincoln Life will maintain all records relating to the Separate Account. Lin-coln Life will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surren-der value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the con-tract is delivered. In addition, Lincoln Life will provide to policyowners semi-annually, or otherwise as may be required by regulations under the In-vestment Company Act of 1940, a report containing information about the opera-tions of the funds.

Lincoln Life has entered into an agreement with Delaware Management Holdings, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting serv-ices to the Separate Account.

PROJECTION OF BENEFITS AND VALUES
At the owner's request, Lincoln Life will provide a report to the owner which shows projected future results. The request must be in writing on a form suit-able to Lincoln Life. The report will be comparable in format to those shown in Appendix B and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or Lincoln Life. A reasonable fee may be charged for this projec-tion.

POSTPONEMENT OF PAYMENTS
Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (ii) the Commission by order permits postponement for the protection of owners; or (iii) an emergency exists, as determined by the Com-mission, as a result of which disposal of securities is not reasonably practi-cal or it is not reasonably practical to determine the value of the Separate Account's net assets. Transfers may also be postponed under such circumstanc-es.

Requests for surrenders or policy loans of policy values attributable to a premium paid by check may be delayed until such time as the check has cleared the owner's bank.

ACCELERATED BENEFIT ELECTION RIDER
This rider is available to issue ages 0 through 80 and gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subse-quent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated bene-fits creates an interest-bearing lien against the death benefit otherwise pay-able at death. There is no cost of insurance for this rider, but an adminis-trative expense charge is payable upon application for benefits.

The availability of this rider is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the ap-plication. The underwriting and issue procedures are subject to change without notice.

DISTRIBUTION OF THE POLICY

Lincoln Life intends to offer the policy in all jurisdictions where it is li-censed to do business. American Fund Distributors, Inc. (AFD), the principal underwriter for the policies, is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). The principal business address of AFD is 333 S. Hope Street, 52nd Floor, Los Angeles, California 90071. The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Lincoln Life, are also its registered representa-tives. The policy will also be sold by properly licensed representatives of independent broker-dealers which in turn have selling agreements with AFD and have been appropriately licensed by state insurance departments as agents of Lincoln Life. These representatives ordinarily receive commissions and service fees up to 5.5% of all premiums paid, plus .25% of accumulated policy values in the second policy year and each year thereafter. The broker-dealer or local agency receives additional compensation on all premiums paid. In some situa-tions, the broker-dealer or local agency may elect to share its commission with the registered representative. Selling representatives may also be eligi-ble for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under this policy.

FEDERAL TAX MATTERS

The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not pur-port either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax advisor for more complete information. This discussion is based upon Lincoln Life's understand-ing of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likeli-hood of continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Federal tax laws may change without notice and as a result the taxable consequences to the insured, policyowner, or beneficiary may be altered.

TAX STATUS OF THE POLICY
Section 7702 of the Internal Revenue Code of 1986, as amended (the Code) in-cludes a definition of a life insurance contract for Federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the Treasury) is authorized to prescribe regulations interpreting the manner in which the tests under section 7702 are to be applied, such regulations have not been is-sued. In addition, section 7702 of the Code was amended by imposing certain modified requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance of the Policies with section 7702. Guidance as to how these modified requirements are to be applied is extremely limited. If a policy was determined not to be a life insurance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance poli-cy.

With respect to a policy entered into before October 21, 1988, although there are no regulations interpreting the manner in which the tests are under sec-tion 7702 are to be applied, Lincoln Life believes that such a policy should meet the definition of a life insurance contract for federal tax purposes. However, an exchange of a policy entered into before October 21, 1988, or pos-sibly other changes, might cause such a policy to be treated as entered into after October 20, 1988, and in such circumstances, the policy would be subject to modified mortality and other expense charge requirements. Accordingly, the owner, of a policy entered into before October 21, 1988, should contact a com-petent tax advisor before exchanging or making any other change, to such a policy to determine whether the exchange or change would cause the policy to be treated as entered into after October 20, 1988.

With respect to a policy entered into after October 20, 1988, that is issued on the basis of a standard rate class or a rate involving a lower mortality risk (i.e., a preferred or preferred plus basis), while there is some uncer-tainty due to the limited guidance on the modified section 7702 requirement, Lincoln Life nonetheless believes that such a policy should meet the section 7702 definition of a life insurance contract. With respect to a policy entered into after October 20, 1988, that is issued on a substandard basis (i.e., rate class involving higher than standard mortality risk), there is even more un-certainty, in particular as to how the modified requirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. If it is subsequently determined that a policy does not satisfy section 7702, Lincoln Life will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, includ-ing possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such pre-miums refunded as required by law). For these reasons, Lincoln Life reserves the right to modify the policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regula-tion or otherwise for the investments of the Separate Account to be "ade-quately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds in which it invests, intends to comply with the diversification require-ments prescribed in Treasury Regulations, which affect how each fund's assets may be invested. Lincoln Life does not have control over the American Variable Insurance Series or its investments. Nonetheless, Lincoln Life believes that the funds will be operated in compliance with the requirements prescribed by the Treasury.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which policyowners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provid-ed, the policy may need to be modified to comply with such guidance. It is not clear what this additional guidance will provide nor whether it will be ap-plied on a prospective basis only. For these reasons, Lincoln Life reserves the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Treasury Department has indicated that guidelines may be forthcoming under which a variable life contract will not be treated as a life insurance con-tract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may require the company to impose limitations on a contract owner's right to con-trol the investment. It is not known whether any such guidelines would have a retroactive effect.

The following discussion assumes that the policy will qualify as a life insur-ance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
1. IN GENERAL. Lincoln Life believes that the proceeds and cash value in-creases of a policy should be treated in a manner consistent with a fixed ben-efit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

A change in a policy's specified amount, a change in death benefit option, the payment of premiums, the addition of additional insurance, a policy loan, a lapse with outstanding indebtedness, exchange of a policy, or a surrender may have tax consequences depending upon the circumstances. In addition, federal estate and generation skipping transfer, and state and local estate inheri-tance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. Generally, the owner will not be deemed to be in constructive receipt of the cash value, including in-crements thereof, under the policy until there is a distribution. The tax con-sequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract" under section 7702A.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a Modified Endow-ment Contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. Because of the premium level contem-plated under the policies, all policies entered into after June 20, 1988 are or may become modified endowment contracts. In addition, if a policy is "mate-rially changed," it may be treated as a Modified Endowment Contract depending upon such relationship after such change. The premium limitation and material change rules for determining whether a policy is a Modified Endowment Contract are extremely complex. Moreover, due to the policy's flexibility, classifica-tion of a policy as a Modified Endowment Contract will depend upon the circum-stances of each policy. Accordingly, a prospective owner should contact a com-petent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a Modified Endowment Contract. In addition, an owner should contact a competent tax advisor before paying any additional pre-mium or making any other change to, including an exchange of, a policy to de-termine whether such premium payment or change would cause the policy to be treated as a Modified Endowment Contract.

Lincoln Life will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay lim-itation and cause the policy to become a Modified Endowment Contract. In sim-plified terms, the 7-pay limitation is satisfied only if the accumulated pre-miums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a Modified Endowment Contract, any pre-miums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modi-fied Endowment Contract status will be sent to the owner. The letter of noti-fication will include the available options, if any, for remedying the Modi-fied Endowment Contract status of the policy.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the follow-ing tax rules: First, all distributions, including distributions upon surren-der and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the pol-icy (described below) at such time. Second, loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed ac-cordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan is made on or af-ter the owner attains age 59 1/2, is attributable to the owner's becoming dis-abled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary. Fourth, the cost of insurance for certain riders which are not "qualified ad-ditional benefits" may be treated as distributions from such a policy and taxed accordingly.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a policy that is not classified as a Modified Endowment Contract are generally treated as first recovering the investment in the pol-icy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the specified amount, or any other change that reduces benefits under the policy in the first 15-years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional lim-its. In that case, such distribution will be taxed in whole or in part as or-dinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.

Loans from, or secured by, a policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebted-ness of the owner.

Upon a complete surrender or lapse of a policy that is not a Modified Endow-ment Contract, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total invest-ment in the policy, the excess will generally be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a Modified Endow-ment Contract are subject to the 10 percent additional income tax.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible after 1990. In addition, in-terest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer of or is financially interested in the busi-ness carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such indi-vidual exceeds $50,000. No amount of policy loan interest is, however, deduct-ible if the policy was deemed for federal tax purposes to be a single premium life insurance contract. For interest paid or accrued after October 13, 1996, additional rules apply which may reduce or eliminate any interest deduction. The owner should consult a competent tax advisor concerning the rules and lim-itations.

6. INVESTMENT IN THE POLICY. Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus, (iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

7. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Lin-coln Life (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in gross income under section 72 (e) of the Code.

8. TAXATION OF ACCELERATED BENEFIT ELECTION RIDER. Lincoln Life believes that any benefits paid under the Accelerated Benefit Election Rider generally will be excludable from the recipient's income.

TAXATION OF THE SEPARATE ACCOUNT
Lincoln Life does not initially expect to incur any income tax upon the earn-ings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Ac-count for federal income taxes which may be attributable to the Separate Ac-count. If, however, Lincoln Life determines that it may incur such taxes, it may assess a charge for those taxes from the policy.

VOTING RIGHTS

To the extent required by law, Lincoln Life will vote shares of the funds held in the Separate Account at regular and special shareholder meetings of the funds in accordance with instructions received from persons having voting in-terests in the Separate Account. If, however, the Investment Company Act of l940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a re-sult Lincoln Life determines that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Frac-tional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the various series for deter-mining shareholders eligible to vote at the meetings of the funds. Voting in-structions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds. Lincoln Life will vote shares of each fund as to which no timely instructions are received in propor-tion to the voting instructions which are received with respect to all poli-cies participating in that fund. Each person having a voting interest will re-ceive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. Lincoln Life may, when required by state in-surance regulatory authorities, disregard voting instructions if the instruc-tions require that the shares be voted so as to cause a change in the sub-classification or investment objective of any of the series of a fund or to approve or disapprove an investment advisory contract for a fund. In addition, Lincoln Life itself may disregard voting instructions in favor of changes ini-tiated by a policyowner in the investment policy or the investment advisor of a fund if Lincoln Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohib-ited by state regulatory authorities or Lincoln Life determined that the change would have an adverse effect on its General Account in that the pro-posed investment policy for any fund may result in overly speculative or un-sound investments. In the event Lincoln Life does disregard voting instruc-tions, a summary of that action and the reasons for such action will be in-cluded in the next semiannual report to policyowners.

STATE REGULATION OF
LINCOLN LIFE AND THE
SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indi-ana, is subject to regulation by the Insurance Department of the State of In-diana. An annual statement is filed with the Indiana Department of Insurance (Department) on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the lia-bilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is con-ducted by the Department at least once every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Ac-count assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers directors and employees of Lincoln Life. The bond, which was issued by Fidelity and Deposit Company of Maryland covers up to $25,000,000.

The funds do not issue certificates. Thus, Lincoln Life holds the Separate Ac-count's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

There are no material legal or administrative proceedings pending or known to be contemplated, other then ordinary routine litigation incidental to the business, to which Lincoln Life or the Separate Account are a party or to which the assets of the Separate Account are subject. The principal underwrit-er, AFD, is not engaged in any material litigation of any nature.

EXPERTS

The financial statements of the Separate Account and the financial statements and schedules of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their re-ports given on their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Denis G. Schwartz, FSA as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Com-mission, under the Securities Act of l933, as amended, with respect to the pol-icy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the reg-istration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and
 position(s) with registrant  Principal occupations last five years
-------------------------------------------------------------------------------
 NANCY J. ALFORD              Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Company.
-------------------------------------------------------------------------------
 TIMOTHY J. ALFORD            Senior Vice President (formerly Vice President
 Senior Vice President        and Second Vice President), Lincoln National Life
 One Reinsurance Place        Insurance Co.
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 NEAL E. ARNOLD               Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 CARL L. BAKER                Vice President and Deputy General Counsel
 Vice President and           (formerly Associate General Counsel); Lincoln
 Deputy General Counsel       National Life Insurance Co.
-------------------------------------------------------------------------------
 ROLAND C. BAKER              President, First Penn-Pacific Life Insurance Co.
 Vice President               Formerly: Chairman and CEO, Baker, Ralish,
 1801 S. Meyers Road          Shipley & Politzer, Inc.
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 DAVID N. BECKER              Vice President, Lincoln National Life Insurance
 Vice President,              Co.
 Appointed Actuary and
 Valuation Actuary
-------------------------------------------------------------------------------
 JOANN E. BECKER              Vice President, Lincoln National Life Insurance
 Vice President               Co. and Lincoln Investment Management Inc.;
 200 East Berry Street        (formerly President, The Richard Leahy Corp. and
 Fort Wayne, Ind. 46802       President, LNC Equity Sales Corp.)
-------------------------------------------------------------------------------
 JOHN M. BEHRENDT             Vice President, Lincoln National Life Insurance
 Vice President               Co. and Lincoln Financial Group, Inc. Formerly:
                              President, LNC Equity Sales Corp.
-------------------------------------------------------------------------------
 JON A. BOSCIA                President and Chief Executive Officer (formerly
 President, Director and      Chief Operating Officer), Lincoln National Life
 Chief Executive Officer      Insurance Co. Formerly: President; Executive Vice
                              President, Lincoln Investment Management Inc.
-------------------------------------------------------------------------------
 CAROLYN P. BRODY             Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 STEVEN R. BRODY              Senior Vice President (formerly Executive Vice
 Vice President               President), Lincoln Investment Management Inc.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 PRISCILLA S. BROWN           Vice President, Lincoln National Life Insurance
 Vice President               Co. (formerly President, LNC Equity Sales
                              Corporation and Vice President, Lincoln
                              Investment Management, Inc.)
-------------------------------------------------------------------------------
 HAROLD B. CARSTENSEN, JR.    Vice President, Lincoln National Life Insurance
 Vice President               Co.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and
 position(s)
 with applicant               Principal occupations last five years
-------------------------------------------------------------------------------
 DONALD C. CHAMBERS, M.D.     Senior Vice President and Chief Medical Director
 Senior Vice President and    (formerly Vice President and Chief Medical
 Chief Medical Director       Director), Lincoln National Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 THOMAS L. CLAGG              Vice President and Associate General Counsel,
 Vice President and           Lincoln National Life Insurance Co.
 Associate General Counsel
-------------------------------------------------------------------------------
 KENNETH J. CLARK             Senior Vice President, Lincoln National Life
 Senior Vice President        Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 KELLY D. CLEVENGER           Vice President, Lincoln National Life Insurance
 Vice President               Co.
-------------------------------------------------------------------------------
 MARTHA O. D'AMBROSIO         Vice President and General Auditor, Lincoln
 Vice President and           National Corp. and Lincoln National Life
 General Auditor              Insurance Co. Formerly: Senior Manager, KPMG Peat
                              Marwick.
-------------------------------------------------------------------------------
 JEFFREY K. DELLINGER         Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR W. DETORE, M.D.       Vice President (formerly Second Vice President),
 Vice President               Lincoln National Life Insurance Co. Formerly:
                              Vice President, Lincoln National Risk Management,
                              Inc.
-------------------------------------------------------------------------------
 C. LAWRENCE EDRIS            Vice President (formerly Senior Vice President),
 Vice President               Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 THOMAS W. FITCH              Senior Vice President (formerly Vice President,
 Vice President               First Penn-Pacific Life Insurance Co. and Lincoln
 1801 S. Meyers Road          National Life Insurance Co.)
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 ELIZABETH A. FREDERICK       Vice President (formerly Second Vice President)
 Vice President and           and Associate General Counsel, Lincoln National
 Associate General Counsel    Life Insurance Co.
-------------------------------------------------------------------------------
 LUCY D. GASE                 Vice President and Assistant Secretary (formerly
 Vice President and           Second Vice President; Assistant Vice President),
 Assistant Secretary          Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 MELANIE T. HALL              Vice President (formerly Second Vice President;
 Vice President               Assistant Vice President), Lincoln National Life
                              Insurance Co.
-------------------------------------------------------------------------------
 PHILLIP A. HARTMAN           Vice President, Lincoln National Life Insurance
 Vice President               Co. and Lincoln Financial Group, Inc.
-------------------------------------------------------------------------------
 J. MICHAEL HEMP              Senior Vice President, Lincoln National Life
 Senior Vice President        Insurance Co. and President, LNC Equity Sales
                              Corporation; Formerly Regional Chief Executive
                              Officer, Lincoln Dallas RMO.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directorsLincoln National Life Insurance Co.

 Name, address and position(s)
 with applicant                Principal occupations last five years
-------------------------------------------------------------------------------
 MATTHEW P. HENDERSON          Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Vice President, Lincoln National
                               Corp.
-------------------------------------------------------------------------------
 DAVID A. HOPPER               Senior Vice President (formerly Vice President),
 Senior Vice President         Lincoln National Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 JACK D. HUNTER                Executive Vice President and General Counsel,
 Executive Vice President,     Lincoln National Corp. and Lincoln National Life
 General Counsel and Director  Insurance Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DONALD E. KELLER              Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 LAWRENCE T. KISSKO            Vice President (formerly Senior Vice President),
 Vice President                Lincoln National Investment Management Co.
-------------------------------------------------------------------------------
                               Vice President, Lincoln National Life Insurance
 MICHAEL C. LA FRENAIS         Co. Formerly: Assistant Vice President, Aurora
 Vice President                Life Assurance Co.
-------------------------------------------------------------------------------
                               Senior Vice President, Lincoln National Life
 STEPHEN H. LEWIS              Insurance Co. Formerly President, First Penn-
 Senior Vice President         Pacific Life Insurance Co.
-------------------------------------------------------------------------------
                               President (formerly Executive Vice President,
 H. THOMAS MCMEEKIN            Senior Vice President), Lincoln Investment
 Director                      Management Inc.; Executive Vice President
 200 East Berry Street         (formerly Senior Vice President), Lincoln
 Fort Wayne, Ind. 46802        National Corp.
-------------------------------------------------------------------------------
                               Vice President (formerly Senior Vice President),
                               Lincoln National Life Insurance Co. Formerly:
 REED P. MILLER                Senior Vice President; Vice President, Lincoln
 Vice President                National Corp.
-------------------------------------------------------------------------------
 OLIVER H. G. NICHOLS          Vice President, Lincoln Investment Management
 Vice President                Inc. Formerly: Vice President, Aetna Life &
 200 East Berry Street         Casualty Co.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DAVID M. ONGMAN               Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Consultant, Computer Horizons
                               Group; Vice President, The Associated Group;
                               Consulting Center Manager, James Martin & Co.
-------------------------------------------------------------------------------
 ARTHUR L. PAGE                Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------
 RAYMOND L. PROSSER            Vice President and Associate General Counsel,
 Vice President and            Lincoln National Life Insurance Co. (formerly
 Associate General Counsel     Second Vice President and Director of Claims),
 One Reinsurance Place         Lincoln National Life Insurance Co.; Associate
 1700 Magnavox Way             General Counsel, Lincoln National Corp. and
 Fort Wayne, Ind. 46804        Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directors Lincoln National Life Insurance Co.

 Name, address and position(s)
 with applicant                          Principal occupations last five years
-------------------------------------------------------------------------------
                                         Vice President (formerly Second Vice
 STEPHEN E. RAHN                         President), Lincoln National Life
 Vice President                          Insurance Co.
-------------------------------------------------------------------------------
                                         Chairman, President and Chief
 IAN M. ROLLAND                          Executive Officer, Lincoln National
 Director                                Corp. (formerly Chairman and Chief
 200 East Berry Street                   Executive Officer, President), Lincoln
 Fort Wayne, Ind. 46802                  National Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR S. ROSS                          Vice President, Lincoln National Life
 Vice President                          Insurance Co. and Lincoln Financial
                                         Group Inc.
-------------------------------------------------------------------------------
 LAWRENCE T. ROWLAND                     Executive Vice President (formerly
 Executive Vice President and Director   Senior Vice President and Second Vice
 One Reinsurance Place                   President), Lincoln National Life
 1700 Magnavox Way                       Insurance Co.
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
                                         Vice President, Chief Financial
                                         Officer and Assistant Treasurer
 KEITH J. RYAN                           (formerly Controller, Business
 Vice President, Chief Financial Officer Controls Director), Lincoln National
 and Assistant Treasurer                 Life Insurance Co.
-------------------------------------------------------------------------------
 CASEY J. TRUMBLE                        Vice President, Lincoln National Corp.
 Vice President                          Formerly: tax partner, KPMG Peat
 200 East Berry Street                   Marwick.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 WILLIAM K. TYLER                        Senior Vice President, Lincoln
 Senior Vice President                   National Life Insurance Co.
 and Assistant Treasurer
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 RICHARD C. VAUGHAN                      Executive Vice President (formerly
 Director                                Senior Vice President) and Chief
 200 East Berry Street                   Financial Officer, Lincoln National
 Fort Wayne, Ind. 46802                  Corp.
-------------------------------------------------------------------------------
 MICHAEL R. WALKER                       Vice President, Lincoln National Life
 Vice President                          Insurance Co. Formerly: Vice
                                         President, Employers Health Insurance
                                         Co; Vice President/HR, Baker Hughes,
                                         Inc.
-------------------------------------------------------------------------------
 ROY V. WASHINGTON                       Vice President (formerly, Associate
 Vice President                          Counsel), Lincoln National Life
                                         Insurance Co. Formerly: Director of
                                         Compliance, Lincoln National
                                         Investment, Inc.; Compliance
                                         Consultant, Lincoln National Corp.
-------------------------------------------------------------------------------
 JANET C. WHITNEY                        Vice President and Treasurer, Lincoln
 Vice President and                      National Life Insurance Co. Formerly
 Treasurer                               Vice President and General Auditor,
 200 East Berry Street                   Lincoln National Corp. and Lincoln
 Fort Wayne, Ind. 46802                  National Life Insurance Co.
-------------------------------------------------------------------------------

APPENDIX A CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and
 position(s)
 with applicant             Principal occupations last five years
-------------------------------------------------------------------------------
 C. SUZANNE WOMACK          Secretary and Assistant Vice President, Lincoln
 Secretary and              National Corp. and Lincoln National Life Insurance
 Assistant Vice President   Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 O. DOUGLAS WORTHINGTON     Vice President, Controller and Assistant Treasurer,
 Vice President, Controller Lincoln National Life Insurance Co. Formerly Vice
 and Assistant Treasurer    President, Lincoln Investment Management Inc.
-------------------------------------------------------------------------------
 MICHAEL L. WRIGHT          Senior Vice President, Lincoln National Life
 Senior Vice President      Insurance Co. Formerly: Executive Vice President &
                            COO, The Associated Group.
-------------------------------------------------------------------------------
 KATHERINE K. WYSS          Vice President (formerly Second Vice President),
 Vice President             Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

* The principal business address of each person listed, unless otherwise indi-cated, is 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Ind. 46801.

APPENDIX B

Illustrations of policy values

The following tables have been prepared to help show how values under the pol-icy change with investment performance. The tables show death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the returns averaged 0%, 6%, and 12% but fluctu-ated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current cost of insurance charges are deducted. Although the contract allows for maximum cost of insur-ance charges specified in the l980 Commissioners Standard Ordinary Mortality Table, Lincoln Life expects that it will continue to charge the current cost of insurance charges for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender val-ues which would result if the guaranteed maximum cost of insurance charges were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current cost of insurance charges.

In each of the illustrations an assumed gross investment result is indicated. The gross investment results used in the illustrations are then reduced by the asset management charge (current average .51%), the mortality and expense risk charge (.85% for the first 10 policy years and .75% thereafter), the adminis-trative charge (.30% for the first 10 policy years and .10% thereafter), the guaranteed death benefit charge (.10% for the first 10 policy years and 0% thereafter), and other expenses incurred by the funds including printing, mail-ing, Directors' fees, etc. (current average .03%) so that the actual numbers in the illustrations are net of expenses.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Male issue age 35
$132,250 specified amount
$25,000 initial premium using current preferred charges

                    Death benefit                Policy value                 Net cash surrender value
                    ---------------------------- ---------------------------- ---------------------------
        Premiums                                                              assuming hypothetical
        accumulated assuming hypothetical gross  assuming hypothetical gross  gross
End of  at 5%       annual investment return of  annual investment return of  annual investment return of
policy  interest    ---------------------------- ---------------------------- ---------------------------
year    per year    0% gross  6% gross 12% gross 0% gross  6% gross 12% gross 0% gross 6% gross 12% gross
---------------------------------------------------------------------------------------------------------
 1        $26,250   $132,250  $132,250 $132,250   $24,341  $25,808  $ 27,275  $22,091  $23,558  $ 25,025
 2         27,563    132,250   132,250  132,250    23,680   26,638    29,770   21,555   24,513    27,645
 3         28,941    132,250   132,250  132,250    23,016   27,491    32,508   21,016   25,491    30,508
 4         30,388    132,250   132,250  132,250    22,336   28,356    35,502   20,586   26,606    33,752
 5         31,907    132,250   132,250  132,250    21,640   29,234    38,780   20,140   27,734    37,280
---------------------------------------------------------------------------------------------------------
 6         33,502    132,250   132,250  132,250    20,929   30,125    42,372   19,679   28,875    41,122
 7         35,178    132,250   132,250  132,250    20,202   31,031    46,315   19,202   30,031    45,315
 8         36,936    132,250   132,250  132,250    19,458   31,952    50,644   18,708   31,202    49,894
 9         38,783    132,250   132,250  132,250    18,699   32,890    55,404   18,199   32,390    54,904
10         40,722    132,250   132,250  134,600    17,909   33,835    60,631   17,659   33,585    60,381
---------------------------------------------------------------------------------------------------------
15         51,973    132,250   132,250  185,406    13,798   39,495    97,071   13,798   39,495    97,071
20         66,332    132,250   132,250  243,724     8,242   45,372   155,238    8,242   45,372   155,238
25         84,659    132,250   132,250  333,731       375   51,134   249,053      375   51,134   249,053
30        108,049        * 0   132,250  488,333       * 0   56,109   400,273      * 0   56,109   400,273

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged
0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.

*Please refer to the Guaranteed Minimum Death Benefit provision.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
$132,250 specified amount
$25,000 initial premium using current standard charges

                    Death benefit                Policy value                 Net cash surrender value
                    ---------------------------- ---------------------------- ---------------------------
        Premiums                                                              assuming hypothetical
        accumulated assuming hypothetical gross  assuming hypothetical gross  gross
End of  at 5%       annual investment return of  annual investment return of  annual investment return of
policy  interest    ---------------------------- ---------------------------- ---------------------------
year    per year    0% gross  6% gross 12% gross 0% gross  6% gross 12% gross 0% gross 6% gross 12% gross
---------------------------------------------------------------------------------------------------------
 1        $26,250   $132,250  $132,250 $132,250   $24,328  $25,795  $ 27,262  $22,078  $23,545  $ 25,012
 2         27,563    132,250   132,250  132,250    23,654   26,611    29,742   21,529   24,486    27,617
 3         28,941    132,250   132,250  132,250    22,978   27,451    32,464   20,978   25,451    30,464
 4         30,388    132,250   132,250  132,250    22,286   28,301    35,441   20,536   26,551    33,691
 5         31,907    132,250   132,250  132,250    21,578   29,163    38,701   20,078   27,663    37,201
---------------------------------------------------------------------------------------------------------
 6         33,502    132,250   132,250  132,250    20,854   30,039    42,274   19,604   28,789    41,024
 7         35,178    132,250   132,250  132,250    20,115   30,928    46,195   19,115   29,928    45,195
 8         36,936    132,250   132,250  132,250    19,359   31,833    50,502   18,609   31,083    49,752
 9         38,783    132,250   132,250  132,250    18,574   32,741    55,226   18,074   32,241    54,726
10         40,722    132,250   132,250  134,123    17,759   33,654    60,416   17,509   33,404    60,166
---------------------------------------------------------------------------------------------------------
15         51,973    132,250   132,250  184,457    13,477   39,097    96,574   13,477   39,097    96,574
20         66,332    132,250   132,250  242,105     7,656   44,627   154,207    7,656   44,627   154,207
25         84,659        * 0   132,250  330,714       * 0   49,570   246,801      * 0   49,570   246,801
30        108,049        * 0   132,250  482,422       * 0   52,824   395,428      * 0   52,824   395,428

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged
0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.

*Please refer to the Guaranteed Minimum Death Benefit provision.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
$132,250 specified amount
$25,000 initial premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
        Premiums    --------------------------- --------------------------- ---------------------------
        accumulated assuming hypothetical gross assuming hypothetical gross assuming hypothetical gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1      $ 26,250   $132,250 $132,250 $132,250  $24,327  $25,794  $ 27,261  $22,077  $23,544  $ 25,011
  2        27,563    132,250  132,250  132,250   23,650   26,607    29,738   21,525   24,482    27,613
  3        28,941    132,250  132,250  132,250   22,964   27,436    32,450   20,964   25,436    30,450
  4        30,388    132,250  132,250  132,250   22,268   28,282    35,421   20,518   26,532    33,671
  5        31,907    132,250  132,250  132,250   21,558   29,141    38,677   20,058   27,641    37,177
-------------------------------------------------------------------------------------------------------
  6        33,502    132,250  132,250  132,250   20,831   30,013    42,244   19,581   28,763    40,994
  7        35,178    132,250  132,250  132,250   20,086   30,895    46,157   19,086   29,895    45,157
  8        36,936    132,250  132,250  132,250   19,318   31,786    50,450   18,568   31,036    49,700
  9        38,783    132,250  132,250  132,250   18,527   32,687    55,164   18,027   32,187    54,664
 10        40,722    132,250  132,250  133,963   17,708   33,593    60,344   17,458   33,343    60,094
-------------------------------------------------------------------------------------------------------
 15        51,973    132,250  132,250  184,181   13,393   38,987    96,430   13,393   38,987    96,430
 20        66,332    132,250  132,250  241,706    7,550   44,461   153,953    7,550   44,461   153,953
 25        84,659        * 0  132,250  330,125      * 0   49,317   246,362      * 0   49,317   246,362
 30       108,049        * 0  132,250  481,519      * 0   52,441   394,688      * 0   52,441   394,688

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged
0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.


*Please refer to the Guaranteed Minimum Death Benefit provision.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55 $62,500 specified amount $25,000 initial premium using current preferred charges

                    Death benefit               Policy value                Net cash surrender value
        Premiums    --------------------------- --------------------------- -----------------------------
        accumulated assuming hypothetical gross assuming hypothetical gross assuming hypothetical gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- -----------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross  6%gross  12% gross
---------------------------------------------------------------------------------------------------------
 1       $ 26,250   $62,500  $62,500  $ 62,500  $24,181  $25,649  $ 27,116  $ 21,931  $ 23,399 $  24,866
 2         27,563    62,500   62,500    62,500   23,337   26,300    29,438    21,212    24,175    27,313
 3         28,941    62,500   62,500    62,500   22,465   26,954    31,991    20,465    24,954    29,991
 4         30,388    62,500   62,500    62,500   21,561   27,609    34,804    19,811    25,859    33,054
 5         31,907    62,500   62,500    62,500   20,617   28,261    37,909    19,117    26,761    36,409
---------------------------------------------------------------------------------------------------------
 6         33,502    62,500   62,500    62,500   19,631   28,912    41,345    18,381    27,662    40,095
 7         35,178    62,500   62,500    62,500   18,591   29,556    45,155    17,591    28,556    44,155
 8         36,936    62,500   62,500    62,500   17,490   30,188    49,391    16,740    29,438    48,641
 9         38,783    62,500   62,500    67,063   16,312   30,803    54,083    15,812    30,303    53,583
10         40,722    62,500   62,500    72,258   15,055   31,402    59,228    14,805    31,152    58,978
---------------------------------------------------------------------------------------------------------
15         51,973    62,500   62,500   110,273    7,300   34,778    95,063     7,300    34,778    95,063
20         66,332       * 0   62,500   163,656      * 0   37,378   152,950       * 0    37,378   152,950
25         84,659       * 0   62,500   259,852      * 0   37,420   247,478       * 0    37,420   247,478
30        108,049       * 0   62,500   416,859      * 0   30,849   397,009       * 0    30,849   397,009

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. the death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit =
 .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.


*Please refer to the Guaranteed Minimum Death Benefit provision.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Male issue age 55
$62,500 specified amount
$25,000 initial premium using current standard charges

                    Death benefit               Policy value                Net cash surrender value
                    --------------------------- --------------------------- ---------------------------
        Premiums    assuming hypothetical       assuming hypothetical       assuming hypothetical
        accumulated gross                       gross                       gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $ 26,250    $62,500  $62,500  $ 62,500  $24,150  $25,617  $ 27,084  $21,900  $23,367  $ 24,834
 2        27,563     62,500   62,500    62,500   23,269   26,230    29,367   21,144   24,105    27,242
 3        28,941     62,500   62,500    62,500   22,351   26,837    31,872   20,351   24,837    29,872
 4        30,388     62,500   62,500    62,500   21,389   27,433    34,627   19,639   25,683    32,877
 5        31,907     62,500   62,500    62,500   20,381   28,020    37,667   18,881   26,520    36,167
-------------------------------------------------------------------------------------------------------
 6        33,502     62,500   62,500    62,500   19,314   28,590    41,028   18,064   27,340    39,778
 7        35,178     62,500   62,500    62,500   18,187   29,144    44,758   17,187   28,144    43,758
 8        36,936     62,500   62,500    62,500   16,978   29,671    48,907   16,228   28,921    48,157
 9        38,783     62,500   62,500    66,356   15,674   30,162    53,513   15,174   29,662    53,013
10        40,722     62,500   62,500    71,446   14,261   30,613    58,562   14,011   30,363    58,312
-------------------------------------------------------------------------------------------------------
15        51,973     62,500   62,500   108,596    5,195   32,812    93,617    5,195   32,812    93,617
20        66,332        * 0   62,500   160,436      * 0   32,742   149,940      * 0   32,742   149,940
25        84,659        * 0   62,500   254,031      * 0   26,759   241,934      * 0   26,759   241,934
30       108,049        * 0   62,500   406,440      * 0    4,776   387,086      * 0    4,776   387,086

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged
0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.


*Please refer to the Guaranteed Minimum Death Benefit provision.

AMERICAN LEGACY LIFE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
$62,500 specified amount
$25,000 initial premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
        Premiums    --------------------------- --------------------------- ---------------------------
        accumulated assuming hypothetical gross assuming hypothetical gross assuming hypothetical gross
End of  at 5%       annual investment return of annual investment return of annual investment return of
policy  interest    --------------------------- --------------------------- ---------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1       $ 26,250   $62,500  $62,500  $ 62,500  $24,148  $25,615  $ 27,082  $21,898  $23,365  $ 24,832
 2         27,563    62,500   62,500    62,500   23,263   26,224    29,361   21,138   24,099    27,236
 3         28,941    62,500   62,500    62,500   22,342   26,828    31,863   20,342   24,828    29,863
 4         30,388    62,500   62,500    62,500   21,379   27,423    34,616   19,629   25,673    32,866
 5         31,907    62,500   62,500    62,500   20,368   28,007    37,653   18,868   26,507    36,153
-------------------------------------------------------------------------------------------------------
 6         33,502    62,500   62,500    62,500   19,301   28,575    41,012   18,051   27,325    39,762
 7         35,178    62,500   62,500    62,500   18,168   29,124    44,737   17,168   28,124    43,737
 8         36,936    62,500   62,500    62,500   16,955   29,646    48,882   16,205   28,896    48,132
 9         38,783    62,500   62,500    66,321   15,648   30,134    53,485   15,148   29,634    52,985
10         40,722    62,500   62,500    71,407   14,233   30,582    58,531   13,983   30,332    58,281
-------------------------------------------------------------------------------------------------------
15         51,973    62,500   62,500   108,522    5,121   32,736    93,554    5,121   32,736    93,554
20         66,332       * 0   62,500   160,306      * 0   32,572   149,819      * 0   32,572   149,819
25         84,659       * 0   62,500   253,728      * 0   26,100   241,646      * 0   26,100   241,646
30        108,049       * 0   62,500   405,112      * 0      300   385,821      * 0      300   385,821

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross investment return averaged
0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. All values are net of the following charges: administration = .30% first 10 years, then .10%; asset management = .51% (current average) all years; guaranteed death benefit = .10% first 10 years only; mortality and expense risk = .85% first 10 years, then .75%; and miscellaneous expense = .03% all years. Values illustrated are also net of cost of insurance charges.


*Please refer to the Guaranteed Minimum Death Benefit provision.

APPENDIX C

Definitions for Separate Account F

Age -- The age at the insured's last birthday on the policy date.

Attained age -- The age of the insured on the policy anniversary on or next preceding any monthly anniversary day.

Beneficiary -- The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed with Lin-coln Life. If no beneficiary survives the insured, the owner or the owner's estate will receive the benefit.

Free look period -- The period of time in which the owner may cancel the pol-icy and receive a refund. The owner may cancel the policy within 10 days of receipt, or 45 days after Part 1 of the application is signed, or within 10 days after mailing or personal delivery of the Notice of Withdrawal Right.

Fund -- Any of the funds in which the Separate Account may invest; currently, the American Variable Insurance Series is available.

General account -- The assets of Lincoln Life other than those allocated to the Separate Account or any other Separate Account.

Gross investment results -- The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

Guaranteed death benefit -- The death benefit protection provided by Lincoln Life on the life of the insured if net cash surrender value has been reduced to zero and if there are no outstanding policy loans.

Insured -- The person upon whose life the policy is issued, and who is so named on the Policy Schedule.

Investment amount -- The portion of the policy value invested in the Separate Account, and equal in amount to the policy value minus any outstanding loans.

Issue premium -- The total premium required to be paid to issue the policy.

Lincoln Life (we, our, us)--Lincoln National Life Insurance Co.

Maturity date -- The policy anniversary following the insured's 99th birthday, if living. It is the last date insurance coverage can remain in force and the date any remaining net cash surrender value will be payable.

Monthly anniversary day -- The same date in each month as the policy date.

Net cash surrender value -- The amount payable to the owner upon surrender of the policy. It is equal to the policy value minus any surrender charge, minus any outstanding loan and minus any unpaid loan interest.

Net investment results -- The gross investment results of a fund minus the as-set management charges and any miscellaneous fund expenses, and the mortality and expense risk charge, minus guaranteed death benefit charge, and minus the administrative charge.

Option date -- Any date the policy terminates under the termination provision.

Owner (you, your) -- The person so designated in the application or as subse-quently changed. If a policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

Planned periodic premium -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

Policy -- The Flexible Premium Variable Life Insurance policy offered by Lin-coln Life and described in this prospectus.

Policy date -- The date set forth in the policy that is used to determine pol-icy years and policy months. Policy anniversaries are measured from the policy date. The policy date is ordinarily the earlier of the date the full initial premium is received from the owner or the date on which the policy is approved for issue.

Policy value -- The sum of all values in the Separate Account and in the Gen-eral Account at any time, irrespective of outstanding loans or surrender charge.

Proceeds -- The amount payable on the maturity date, or on surrender of the policy, or after the death of any insured person. The proceeds will be differ-ent on each of these events.

Record date -- The date the policy is recorded on the books of Lincoln Life as an in-force policy. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstand-ing requirement or the date of underwriting approval. The record date controls the timing of the transfer of initial assets from the Cash Management Fund to the various subaccounts.

Separate Account -- The Lincoln National Flexible Premium Variable Life Ac-count F, a Separate Account established by Lincoln Life to receive and invest net premiums paid under the policy.

Series -- Any of the series in which the Separate Account may invest; current-ly, the sole series is American Variable Insurance Series.

Specified amount -- The minimum death benefit payable under the policy so long as the policy remains in force. The death benefit proceeds will be reduced by any outstanding loan and any due and unpaid charges, and increased by any un-earned loan interest.

Subaccount -- A subdivision of the Separate Account. Each subaccount invests exclusively in the shares of a specified fund.

Surrender charge -- A charge deducted from policy value upon surrender of the policy.

Unit -- An accounting unit of measure used to calculate the value of an invest-ment in a specified subaccount.

Unit value -- The dollar value of a unit in a specified subaccount on a speci-fied valuation date.

32